Exhibit 10.92

AMERICAN POWER GROUP CORPORATION

Stockholder Consent,
Amendment to Securities Purchase Agreements
and Waiver

I.	10% Convertible Preferred Stock, Series B 10% Convertible Preferred Stock and Series C Convertible Preferred Stock (Voting Together)

The undersigned, being the holders (the “Holders”) of (i) at least 67% of the shares of 10% Convertible Preferred Stock (the “Series A Preferred Stock”) of American Power Group Corporation, a Delaware corporation (the “Company”), (ii) at least 67% of the shares of Series B 10% Convertible Preferred Stock (the “Series B Preferred Stock”) of the Company, and (iii) at least 67% of the shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) of the Company, issued and outstanding as of January 8, 2016, do hereby consent to and approve the following:

1.That the resolutions of the Company’s Board of Directors (the “Board of Directors”), adopted on January 8, 2016 pursuant to Section 151(g) of the Delaware General Corporation Law, establishing (i) a series of preferred stock of the Company consisting of 22 shares, to be designated as “Series D Convertible Preferred Stock” (the “Series D Preferred Stock”), (ii) a series of preferred stock of the Company consisting of 400 shares, to be designated as “Series D-2 Convertible Preferred Stock” (the “Series D-2 Preferred Stock”), and (iii) a series of preferred stock of the Company consisting of 210 shares, to be designated as “Series D-3 Convertible Preferred Stock” (the “Series D-3 Preferred Stock”), be and hereby are ratified, confirmed and approved.

2.That the Company be and is hereby authorized to file with the Secretary of State of Delaware (i) a Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock, in the form adopted by the Board of Directors (the “Series D Certificate”), (ii) a Certificate of Designation of Preferences, Rights and Limitations of Series D-2 Convertible Preferred Stock, in the form adopted by the Board of Directors (the “Series D-2 Certificate”), and (iii) a Certificate of Designation of Preferences, Rights and Limitations of Series D-3 Convertible Preferred Stock, in the form adopted by the Board of Directors (the “Series D-3 Certificate”).

II.	10% Convertible Preferred Stock and Series B 10% Convertible Preferred Stock (Voting Together)

The undersigned, being the Holders of at least 72% of the combined voting power of the shares of Series A Preferred Stock and Series B Preferred Stock of the Company issued and outstanding as of January 8, 2016, do hereby consent and agree to defer the payment of all cash dividends currently payable and subsequently to become payable in respect of the Series A Preferred Stock and the Series B Preferred Stock until such time as the Board of Directors, in its sole discretion, determines that such dividends may be paid; provided, however, that, during such deferral period, dividends on the Series A Preferred Stock and Series B Preferred Stock may be paid in shares of Common Stock in the discretion of the Board of Directors.

III.	10% Convertible Preferred Stock (Voting Separately)

The undersigned, being the Holders of at least 67% of the shares of Series A Preferred Stock of the Company issued and outstanding as of January 8, 2016, do hereby consent to and approve the following:

1.    That, notwithstanding any provision of the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock, as filed by the Company with the Secretary of State of Delaware on April 30, 2012 (the “Series A Certificate”), the Securities Purchase Agreement dated as of April 30, 2012, among the Company and other parties thereto (the “Series A Purchase Agreement”), or any other Transaction Document (as such term is defined in the Series A Purchase Agreement), (a) the Company is hereby authorized to issue on or after the date hereof (i) up to 22 shares of Series D Preferred Stock, 400 shares of Series D-2 Preferred Stock and 210 shares of Series D-3 Preferred Stock, (ii) warrants to purchase up to 44,000,000 shares of Common Stock with an initial exercise price of $.10 per share, and (iii) all other securities issuable upon the conversion, exercise or exchange of the Series D Preferred Stock, Series D-2 Preferred Stock, the Series D-3 Preferred Stock and such warrants (all such securities referred to in clauses (i) through (iii), the “New Securities”), (b) such Holders deem each issuance of such New Securities to be an “Exempt Issuance” pursuant to the Series A Certificate, and (c) the Holders waive all adjustments to the Conversion Price (as such term is defined in the Series A Certificate), and all other antidilution protections set forth in the Series A Certificate with respect to the issuance of the New Securities.

2.    That, notwithstanding any provisions of the Series A Certificate to the contrary, all of which provisions are hereby waived, the Series D Preferred Stock, the Series D-2 Preferred Stock and the Series D-3 Preferred Stock shall rank senior to the Series A Preferred Stock in liquidation preference, and as otherwise stated in the Series D Certificate, the Series D-2 Certificate and the Series D-3 Certificate. Without limiting the generality of the foregoing, the Holders covenant and agree that, after the payment an amount equal to the Stated Value (as such term is defined in the Series A Certificate), plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon under the Series A Certificate, for each share of Series A Preferred Stock, the remaining assets of the Company available for distribution to its stockholders shall be distributed pursuant to Section 5(b) of the Series D Certificate, Section 5(b) of the Series D-2 Certificate and Section 5(b) of the Series D-3 Certificate.

3.That the definition of “Exempt Issuance” in Section 1.1 of the Series A Purchase Agreement be and hereby is amended to read as follows:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, independent contractors providing services to the Company, officers or directors of the Company pursuant to any stock or option plan or agreement duly adopted, by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) (i) the Securities issued hereunder and securities issued upon the exercise or exchange of or conversion of any Securities issued hereunder along with other securities subsequently issued and sold to the Purchasers in an aggregate amount of up to 1,146 shares of Preferred Stock and the warrants issued in connection with the purchase thereof (including the warrants issuable to the Placement Agent), (ii) up to 200 shares of Series B 10% Convertible Preferred Stock issued or issuable pursuant to any subsequent securities purchase agreement to which the Company is a party, the securities issued or issuable upon the conversion or exchange thereof, the warrants issued in connection with the purchase thereof, and all securities issued or issuable upon the exercise or exchange of such warrants, (iii) subordinated contingent convertible promissory notes in the original principal amount of up to $2,750,000 (the “Notes”) pursuant to that certain Convertible Note Purchase Agreement dated as of June 2, 2015 among the Company and other parties thereto, shares of Series C Convertible Preferred Stock issued or issuable upon the conversion of the principal amount of, and all accrued interest on, the Notes, the securities issued or issuable upon the conversion or exchange of such Series C Convertible Preferred Stock, the warrants issued in connection with the conversion of the Notes, and all securities issued or issuable upon the exercise or exchange of such warrants, (iv) up to 22 shares of Series D Convertible Preferred Stock issued or issuable pursuant to any subsequent securities purchase agreement to which the Company is a party, all securities issued or issuable upon the conversion or exchange thereof, warrants to purchase up to 44,000,000 shares of Common Stock with an initial exercise price of $.10 per share issued in connection with the purchase of such shares of Series D Convertible Preferred Stock, all securities issued or issuable upon the exercise or exchange of such warrants, up to 400 shares of Series D-2 Convertible Preferred Stock issuable upon the exchange of outstanding shares of 10% Convertible Preferred Stock and Series B 10% Convertible Preferred Stock, all securities issued or issuable upon the conversion or exchange thereof, and up to 210 shares of Series D-3 Convertible Preferred Stock issuable upon the exchange of outstanding shares of Series C Convertible Preferred Stock, and all securities issued or issuable upon the conversion or exchange thereof and/or (v) other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities, (c) securities upon the declaration of a dividend on any of the outstanding Preferred Stock, (d) (i) securities issued to federal or state licensed banks or commercial lending institutions in partial consideration for credit facilities or lease financing facilities extended to the Company and (ii) warrants to purchase up to 3,250,000 shares of Common Stock with an initial exercise price of $.20 per share, and all securities issuable upon the exercise of such warrants, pursuant to that certain Secured Financing Agreement dated as of August 24, 2015 among the Company and other parties thereto, (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (f) any other securities issued or deemed to be issued by the Company if, in the resolutions authorizing any such issuance or deemed issuance, the Board of Directors of the Company shall designate such issuance or deemed issuance to be an Exempt Issuance. Notwithstanding anything herein to the contrary, with respect to issuances to independent contractors in clause (a) above and federal or state licensed banks or commercial lending institutions in clause (d) above the aggregate amount of securities issuable as Exempt Issuances shall not exceed $250,000 in any 12-month period, such securities shall be issued as restricted securities and the effective consideration per share of Common Stock or effective exercise or conversion price shall not be less than the then prevailing market price. Additionally, in no event shall an exchange of Common Stock or Common Stock Equivalents for outstanding Indebtedness (i.e., Securities Act Section 3(a)(9) or 3(a)(10) exchange) be deemed an Exempt Issuance. For the avoidance of doubt, the issuance of the Class A Preferred Stock by the Company is not an Exempt Issuance.

IV.	Series B 10% Convertible Preferred Stock (Voting Separately)

The undersigned, being the Holders of at least 67% of the shares of Series B Preferred Stock of the Company issued and outstanding as of January 8, 2016, do hereby consent to and approve the following:

1.    That, notwithstanding any provision of the Certificate of Designation of Preferences, Rights and Limitations of Series B 10% Convertible Preferred Stock, as filed by the Company with the Secretary of State of Delaware on November 25, 2014 (the “Series B Certificate”), the Securities Purchase Agreement dated as of November 26, 2014, among the Company and other parties thereto (the “Series B Purchase Agreement”), or any other Transaction Document (as such term is defined in the Series B Purchase Agreement), (a) the Company is hereby authorized to issue on or after the date hereof the New Securities, (b) such Holders deem each issuance of such New Securities to be an “Exempt Issuance” pursuant to the Series B Certificate, and (c) the Holders waive all adjustments to the Conversion Price (as such term is defined in the Series B Certificate), and all other antidilution protections set forth in the Series B Certificate with respect to the issuance of the New Securities.

2.    That, notwithstanding any provisions of the Series B Certificate to the contrary, all of which provisions are hereby waived, the Series D Preferred Stock, the Series D-2 Preferred Stock and the Series D-3 Preferred Stock shall rank senior to the Series B Preferred Stock in liquidation preference, and as otherwise stated in the Series D Certificate, the Series D-2 Certificate and the Series D-3 Certificate.

3.     That the definition of “Exempt Issuance” in Section 1.1 of the Series B Purchase Agreement be and hereby is amended to read as follows:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, independent contractors providing services to the Company, officers or directors of the Company pursuant to any stock or option plan or agreement duly adopted, by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) b) (i) the Securities issued hereunder and securities issued upon the exercise or exchange of or conversion of any Securities issued hereunder, (ii) subordinated contingent convertible promissory notes in the original principal amount of up to $2,750,000 (the “Notes”) pursuant to that certain Convertible Note Purchase Agreement dated as of June 2, 2015 among the Company and other parties thereto, shares of Series C Convertible Preferred Stock issued or issuable upon the conversion of the principal amount of, and all accrued interest on, the Notes, the securities issued or issuable upon the conversion or exchange of such Series C Convertible Preferred Stock, the warrants issued in connection with the conversion of the Notes, and all securities issued or issuable upon the exercise or exchange of such warrants, (iii) up to 22 shares of Series D Convertible Preferred Stock issued or issuable pursuant to any subsequent securities purchase agreement to which the Company is a party, all securities issued or issuable upon the conversion or exchange thereof, warrants to purchase up to 44,000,000 shares of Common Stock with an initial exercise price of $.10 per share issued in connection with the purchase of such shares of Series D Convertible Preferred Stock, all securities issued or issuable upon the exercise or exchange of such warrants, up to 400 shares of Series D-2 Convertible Preferred Stock issuable upon the exchange of outstanding shares of 10% Convertible Preferred Stock and Series B 10% Convertible Preferred Stock, all securities issued or issuable upon the conversion or exchange thereof, and up to 210 shares of Series D-3 Convertible Preferred Stock issuable upon the exchange of outstanding shares of Series C Convertible Preferred Stock, and all securities issued or issuable upon the conversion or exchange thereof and/or (iv) other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities, (c) securities upon the declaration of a dividend on any of the outstanding Preferred Stock, (d) (i) securities issued to federal or state licensed banks or commercial lending institutions in partial consideration for credit facilities or lease financing facilities extended to the Company and (ii) warrants to purchase up to 3,250,000 shares of Common Stock with an initial exercise price of $.20 per share, and all securities issuable upon the exercise of such warrants, pursuant to that certain Secured Financing Agreement dated as of August 24, 2015 among the Company and other parties thereto, (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (f) any other securities issued or deemed to be issued by the Company if, in the resolutions authorizing any such issuance or deemed issuance, the Board of Directors of the Company shall designate such issuance or deemed issuance to be an Exempt Issuance. Notwithstanding anything herein to the contrary, with respect to issuances to independent contractors in clause (a) above and federal or state licensed banks or commercial lending institutions in clause (d) above the aggregate amount of securities issuable as Exempt Issuances shall not exceed $250,000 in any 12-month period, such securities shall be issued as restricted securities and the effective consideration per share of Common Stock or effective exercise or conversion price shall not be less than the then prevailing market price. Additionally, in no event shall an exchange of Common Stock or Common Stock Equivalents for outstanding Indebtedness (i.e., Securities Act Section 3(a)(9) or 3(a)(10) exchange) be deemed an Exempt Issuance.

V.	Series C Convertible Preferred Stock (Voting Separately)

The undersigned, being the Holders of at least 67% of the shares of Series C Preferred Stock of the Company issued and outstanding as of January 8, 2016, do hereby consent to and approve the following:

1.    That, notwithstanding any provision of the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock, as filed by the Company with the Secretary of State of Delaware on October 21, 2015 (the “Series C Certificate”), the Convertible Note Purchase Agreement dated as of June 2, 2015, among the Company and other parties thereto (the “Note Purchase Agreement”), or any other Transaction Document (as such term is defined in the Note Purchase Agreement), (a) the Company is hereby authorized to issue on or after the date hereof the New Securities, (b) such Holders deem each issuance of such New Securities to be an “Exempt Issuance” pursuant to the Series C Certificate, and (c) the Holders waive all adjustments to the Conversion Price (as such term is defined in the Series C Certificate), and all other antidilution protections set forth in the Series C Certificate with respect to the issuance of the New Securities.

2.    That, notwithstanding any provisions of the Series C Certificate to the contrary, all of which provisions are hereby waived, the Series D Preferred Stock, the Series D-2 Preferred Stock and the Series D-3 Preferred Stock shall rank senior to the Series C Preferred Stock in liquidation preference, and as otherwise stated in the Series D Certificate, the Series D-2 Certificate and the Series D-3 Certificate. Without limiting the generality of the foregoing, the Holders covenant and agree that, after the payment an amount equal to the Stated Value (as such term is defined in the Series C Certificate), plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon under the Series C Certificate, for each share of Series C Preferred Stock, the remaining assets of the Company available for distribution to its stockholders shall be distributed pursuant to Section 5(b) of the Series D Certificate, Section 5(b) of the Series D-2 Certificate and Section 5(b) of the Series D-3 Certificate.

This instrument may be executed in counterparts.

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AMERICAN POWER GROUP CORPORATION

Stockholder Consent,
Amendment to Securities Purchase Agreements
and Waiver

Counterpart Signature Page

[THE SIGNATURE PAGES TO THE AMERICAN POWER GROUP CORPORATION STOCKHOLDER CONSENT, AMENDMENT TO SECURITIES PURCHASE AGREEMENTS AND WAIVER ARE ON FILE WITH AMERICAN POWER GROUP CORPORATION AND ARE INTENTIONALLY OMITTED]

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